UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 10/23/2006

Owens Corning (Reorganized) Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-33100

DE	43-2109021
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on October 5, 2000, Owens Corning (“Owens Corning”) and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware seeking relief under Chapter 11 of the United States Bankruptcy Code.

On October 23, 2006, Owens Corning issued a press release announcing Owens Corning’s preliminary financial results for the third quarter of 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

As part of the planned financing activities associated with the Debtors’ expected emergence from Chapter 11 at the end of October, Owens Corning (Reorganized) Inc. (the “Company”), a wholly-owned subsidiary of Owens Corning, intends to seek to raise proceeds through a private placement of senior notes. The Offering Memorandum offering these senior notes (the “Offering Memorandum”) contains information regarding the Company and Owens Corning.

Pursuant to Regulation FD, the Company is hereby furnishing certain information regarding the Company and Owens Corning included in the Offering Memorandum, as Exhibit 99.2, which is incorporated by reference into this Item 7.01. This information is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

The securities described above have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption therefrom, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect the Company’s financial and other results is included in the Company’s recent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.
99.2	Information intended to be disclosed to potential investors.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning (Reorganized) Inc.

Date: October 23, 2006	By:	/S/ RODNEY A. NOWLAND
Rodney A. Nowland
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.

99.2	Information intended to be disclosed to potential investors.